UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 1, 2008
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
(State or Other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer identification no.)
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b)	Departure of Principal Officer

Item 5.02(e)	Amendment of Compensation Plan, Contract or Arrangement
     On July 1, 2008, Midwest Banc Holdings, Inc. (the “Company”), eliminated the position of Chief Administrative Officer and terminated the employment of Daniel Kadolph, who was serving as an Executive Vice President and as the Chief Administrative Officer.
     The Company and Mr. Kadolph are negotiating the terms of his severance.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
By:	/s/ JoAnn Sannsardo Lilek
JoAnn Sannsardo Lilek
Executive Vice President and Chief Financial Officer

Dated: July 8, 2008

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